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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

       Each of the undersigned officers and directors of Big Lake Financial Corporation (the "Corporation") hereby appoints Edwin E. Walpole, III and Joe G. Mullins, as his or her attorneys, and any of them, with power to act without the other, as his or her attorney, to sign on his or her behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, shares of the Common Stock, Par Value $.01 per share, of the Corporation in connection with the proposed merger of CNB Financial Corporation with and into the Corporation, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his or her substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 30th day of June, 1997.

                  SIGNATURE                   TITLE
                  ---------                   -----

   /s/  Edwin E. Walpole, III                Chairman of the Board, President
--------------------------------             and Chief Executive Officer and
        Edwin E. Walpole, III                Director

   /s/  Anita DeWitt                         Treasurer
--------------------------------             (Principal Financial Officer
        Anita DeWitt                         and Principal Accounting
                                             Officer)

   /s/  Joe G. Mullins                       Executive Vice President and Chief
--------------------------------             Administrative Officer and Director
        Joe G. Mullins

   /s/  John W. Abney, Sr.                   Director
--------------------------------
        John W. Abney, Sr.

   /s/  Mary Beth Cooper                     Director
--------------------------------
        Mary Beth Cooper


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   /s/  H. Gilbert Culbreth, Jr.             Director
--------------------------------
        H. Gilbert Culbreth, Jr.

   /s/  Henry C. Kelly                       Director
--------------------------------
        Henry C. Kelly

   /s/  Bobby H. Tucker                      Director
--------------------------------
        Bobby H. Tucker